ARMOUR RESIDENTIAL REIT

ARMOUR RESIDENTIAL REIT, Inc.
Company Update
April 19, 2011

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures

Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. ("ARMOUR" or the "Company"), and any other statements regarding ARMOUR's future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR's business, and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate.

Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of ARMOUR.

THE NUMBERS PRESENTED HEREIN ARE UNAUDITED AND UNREVIEWED.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT Capitalization as of April 18, 2011

- Market Cap
  - $357.09 million.
  - 49,260,077 shares of common stock outstanding (NYSE: "ARR").
- Book Value
  - Additional Paid-In Capital[1] estimate: $7.13 per share or $350.98 million.
    - As of April 18, 2011, there were 49,260,077 shares outstanding
  - Current Book Value estimate: $7.05 per share or $347.28 million.
    - As of April 18, 2011, there were 49,260,077 shares outstanding
  - Book Value as of March 31, 2011 is estimated to be $6.84 or $220.61 million.
    - As of March 31, 2011, there were 32,254,054 shares outstanding.
- Warrants
  - There are 32,500,000 warrants outstanding (NYSE/Amex: "ARR/WS").
  - The conversion price is $11.00.
  - The expiration date is November 7, 2013.

(1): Additional paid-in capital is equal to historic book value. Current book value estimate is based on the current value of assets, hedges and liabilities.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT Portfolio and Balance Sheet Highlights

- Agency mortgage portfolio valued at $3.39 billion[(1)].
  - 598 separate CUSIPs.
  - Weighted average market value per CUSIP: $5.7 million. Median market value per CUSIP: $2.3 million.
- Gross asset duration estimate of 3.32.
- Net balance sheet duration estimate of 1.16 (excluding uninvested cash).
- Net REPO borrowings of $3.16 billion.
  - 9.0x debt to additional paid-in capital ratio (historic book value).
- Swaps and Eurodollar futures to replicate swaps total $1.449 billion.
  - 44.6% of non-true ARMs hedged.
- Liquidity total $158.1 million as of April 18, 2011:
  - Liquidity: 45.0% of additional paid-in capital.
  - True cash on hand of $75.9 million (21.6% of additional paid-in capital).
  - Unlevered securities of $47.9 million (13.6% of additional paid-in capital).
  - Short-term Agency principal and interest receivables (9.8% of additional paid-in capital):
    - 4/20/11: $12.3 million; 4/25/11: $19.9 million; 5/16/11: $2.1 million.

Note: Portfolio and liability information as of 4/18/2011. Portfolio information does not include $122.1 million of forward settling securities.

(1) Based on independent third party pricing as of 4/18/2011.

ARMOUR REIT Dividends

- ARMOUR pays dividends monthly.
- ARMOUR declares dividends based on estimates of future taxable REIT income.
- Q2 2011 Monthly Dividends
  - ARMOUR will pay second quarter 2011 monthly dividends of $0.12 per month.
  - The shareholder record date is the 15th of each month, payable on the second to last business day of the month.
  - Dividends will be reviewed and set each quarter.

ARMOUR 2010 Dividends

	Record Date	Pay Date	Cash Dividend	Annualized Return on Equity
Q1 2010	3/15/2010	4/29/2010	$0.40	17.1%
Q2 2010	6/3/2010	7/29/2010	$0.40	17.2%
Q3 2010	9/23/2010	10/29/2010	$0.36	19.6%
Q4 2010	12/20/2010	12/27/2010	$0.36	19.7%

Note: Return on Equity data is determined using the stated book value as of the end of the previous quarter.

2011 Dividend Record Date and Payment Schedule

	Record Date	Payment Date		Record Date	Payment Date
January	15th	28th	July	15th	28th
February	15th	25th	August	15th	30th
March	15th	30th	September	15th	29th
April	15th	28th	October	15th	28th
May	15th	27th	November	15th	29th
June	15th	29th	December	15th	29th

ARMOUR RESIDENTIAL REIT

ARMOUR REIT

- Investment Strategy Review
- Investment Methodology Review
- Portfolio Composition
- Portfolio & Liability Valuation and Duration Detail
- Portfolio Constant Prepayment Rates (CPR)
- REPO Composition

ARMOUR Residential REIT, Inc. – Targets, Strategy, and Governance Review

Balance Sheet Targets

- ARMOUR only invests in Agency assets.
- Net balance sheet weighted average duration target of 1.5 or less.
- Hedge asset and funding rate risk on approximately 40% of non-ARM assets.
- Hold up to 40% of unlevered equity in cash between prepayment periods.
- Debt to equity target of 9.0x (historic book value or additional paid-in-capital).

Portfolio Strategy

- Invest in low duration Agency mortgage securities.
- Diversify broadly to limit idiosyncratic pool risk.
- Close focus on prepayment profile – credit, structure, and other characteristics to select better performing assets.

Transparency and Governance

- Portfolio and liability details are updated monthly at **www.armourreit.com.**
- Premium amortization is expensed monthly as it occurs.
- Hedge positions are marked-to-market daily.
- Non-Executive Board Chairman.

ARMOUR Investment Methodology

Management has a very focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio.

- **Agency Only Securities**
  - ARMOUR only invests in Agency Securities.
- **Low Duration Assets**
  - Target a portfolio of low duration assets to reduce gross interest rate exposure.
- **Highly Liquid Assets**
  - Purchase those Agency mortgage assets that are highly liquid (easily traded and priced).
  - ARMOUR purchases "pass-through" securities and does not own any collateralized mortgage obligations ("CMOs").
- **Diversified Sources**
  - Source assets through a mix of direct purchases from:
    - Originators
    - Dealer inventories
    - Bid lists

- **Loan analysis**
  - Original loan balance size.
  - Year of origination.
  - Originating company, third party originators.
  - Loan seasoning.
  - Principal amortization schedule.
  - Original loan-to-value ratio.
  - Geography.
- **Pool analysis**
  - Prepayment History.
  - Premium over par.
  - "Hedgability."
  - Liquidity.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT Agency Asset Class Composition



ARMs
4.0%
15 Year &
Seasoned Pass-
Throughs
36.0%
Low Loan
Balance 15
Year Pass-
Throughs
3.0%
10 Year Pass-
Throughs
1.4%
Hybrids
55.7%

Agency Asset Class	Current Value
ARMs (0-18 Months to Reset) (1)	$ 134,859,476
Hybrids (19 Months and Longer to Reset) (2)	$ 1,884,630,188
10 Year Pass-Throughs (3)	$ 46,932,086
Low Loan Balance 15 Year Pass-Throughs (4)	$ 101,708,952
15 Year & Seasoned Pass-Throughs (5)	$ 1,217,930,813
Total	**$ 3,386,061,516**

(1) The weighted average months to reset is 7.
(2) The weighted average months to reset is 61.
(3) Longest final maturity is February 2021.
(4) Maximum original loan balance of $85,000.
(5) Longest final maturity is April 2027.

Information As of 4/18/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT ARM and Hybrid Security Composition


85-120 MTR
2.1%
0-18 MTR
6.7%
19-36 MTR
7.4%
61-84 MTR
33.9%
37-48 MTR
18.4%
49-60 MTR
31.6%

Months to Reset	Current Value	Weighted Average Months to Reset
0-18	$ 134,859,476	7
19-36	$ 149,471,822	30
37-48	$ 370,776,387	45
49-60	$ 638,068,008	56
61-84	$ 683,679,869	78
85-120	$ 42,634,101	111
Total	**$ 2,019,489,665**	**57**

Note: Information as of 4/18/2011. Percentages are based on the total market value of both ARMs and hybrids.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT Agency Type Composition

ARM & Hybrid Composition



Ginnie Mae
20.9%
Freddie Mac
11.0%
Fannie Mae
68.1%

Fixed Composition



Ginnie Mae
0.0%
Freddie Mac
32.1%
Fannie Mae
67.8%

Agency Type	Current Value	Percentage of Total Portfolio
Fannie Mae	$ 2,301,754,865	68.0%
Freddie Mac	$ 661,732,796	19.5%
Ginnie Mae	$ 422,573,856	12.5%
Total	$ 3,386,061,516	100.0%

ARMOUR
RESIDENTIAL REIT

ARMOUR REIT Portfolio and Liability Valuation and Duration Detail

Agency Asset Class	Weighted Average Purchase Price	Weighted Average Current Market Price	Weighted Average Coupon	Estimated Effective Duration Using Current Values
ARMs	104.7%	105.2%	3.49	0.99
Hybrids	103.4%	103.7%	3.71	3.05
10 Year Pass-Throughs	102.7%	103.8%	3.62	3.65
Low Loan Balance 15 Year Pass-Throughs	105.9%	106.8%	4.70	3.59
15 Year & Seasoned Pass-Throughs	103.8%	104.2%	4.18	3.95
Totals	**103.7%**	**104.1%**	**3.89**	**3.32**

Estimated Balance Sheet Duration	Amount	Duration Effect on Balance Sheet	Weighted Average Hedge Rate	Weighted Average Hedge Duration
Agency Assets	$ 3,386,061,516	3.32	n/a	n/a
Eurodollar Futures	$ 134,000,000	-3.19	1.80	-3.19
Interest Rate Swaps	$ 1,315,000,000	-3.93	1.79	-3.93
		1.16	**1.79**	**-3.87**

Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Market prices for our securities are obtained from independent third party sources.

If rates decline, the value of our swaps and Eurodollar futures will typically decline. Inversely, if rates increase, the value of the swaps and Eurodollar futures will typically increase.

Durations are as of 4/18/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT EuroDollar Futures and Interest Rate Swap Detail

Eurodollar Futures to Replicate Swaps		Notional Amount	Weighted Average Rate	Duration
2 Year	$	13,000,000	1.02%	1.75
3 Year	$	47,000,000	1.57%	2.70
4 Year	$	64,000,000	2.09%	3.60
5 Year	$	10,000,000	2.11%	4.75
Total or Weighted Average	**$**	**134,000,000**	**1.80%**	**3.19**

Swap Counterparties
Citibank, N.A.
JP Morgan Chase, N.A.
Nomura Global Financial Products Inc.
UBS AG

Interest Rate Swaps Remaining Term	Weighted Average Remaining Term	Notional	Weighted Average Rate
0-12 Months	0	0	0.000
13-24 Months	20	20,000,000	0.529
25-36 Months	33	290,000,000	1.092
37-48 Months	46	305,000,000	1.591
49-60 Months	59	700,000,000	2.195
Total	**50**	**1,315,000,000**	**1.786**

Information as of 4/18/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT Portfolio Constant Prepayment Rates (CPR)



Monthly Portfolio
Constant Prepayment Rate
25
20
15
10
5
0
8.6
12.9
10.0
20.7
18.8
16.0
11.9
12.6
9.5
11.1
11.6
10.9
10.0
16.2
9.0
9.8
9.5
December-09
January-10
February-10
March-10
April-10
May-10
June-10
July-10
August-10
September-10
October-10
November-10
December-10
January-11
February-11
March-11
April-11



April 2011
Agency Asset Class CPR
16
14
12
10
8
6
4
2
0
15.0
12.5
2.0
10.1
3.3
9.5
ARMs
Hybrids
10 Year Pass-Throughs
Low Loan Balance 15 Year Pass-Throughs
15 Year & Seasoned Pass-Throughs
Portfolio Average

- ARMOUR expenses premium amortization as it occurs.
- Constant Prepayment Rate (CPR) is the annualized equivalent of single monthly mortality (SMM). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.
- CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT Portfolio Constant Prepayment Rates (CPR)


April 2011
Constant Prepayment Rates
25
20
15
10
5
0
ARMs &
Hybrids
Fixed Rates
8.8
8.4
23.0
3.4
7.1
0.0
Fannie Mae
Freddie Mac
Ginnie Mae
Fannie Mae
Freddie Mac
Ginnie Mae

- ARMOUR expenses premium amortization as it occurs.
- Constant Prepayment Rate (CPR) is the annualized equivalent of single monthly mortality (SMM). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.
- CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR RESIDENTIAL REIT

ARMOUR REIT REPO Composition

REPO Counter-Party	Principal Borrowed	Percentage of REPO Positions with ARMOUR	Weighted Average Maturity in Days	Longest Maturity in Days
Nomura Securities International, Inc.	$ 308,283,000	9.8%	28	46
Goldman, Sachs & Co.	$ 275,224,000	8.7%	38	56
Cantor Fitzgerald & Co. Inc.	$ 271,614,000	8.6%	19	30
MF Global Inc.	$ 264,274,000	8.4%	49	79
UBS Securities LLC	$ 260,661,000	8.3%	21	61
Guggenheim Securities, LLC	$ 259,689,116	8.2%	41	57
RBS Securities Inc.	$ 249,155,000	7.9%	16	28
South Street Securities LLC	$ 242,666,247	7.7%	33	57
J.P. Morgan Securities LLC	$ 190,436,000	6.0%	17	30
Mizuho Securities USA Inc.	$ 140,136,000	4.4%	15	28
Daiwa Securities America Inc.	$ 119,650,000	3.8%	53	60
PrinceRidge Group LLC	$ 116,906,000	3.7%	23	23
Merrill Lynch, Pierce, Fenner & Smith Inc.	$ 106,133,000	3.4%	12	28
Mitsubishi UFJ Securities (USA), Inc.	$ 84,543,000	2.7%	23	25
Credit Suisse Securities (USA) LLC	$ 82,440,991	2.6%	30	30
Wells Fargo Bank, N.A.	$ 55,900,000	1.8%	30	30
Barclays Capital Inc.	$ 55,425,000	1.8%	25	25
Jefferies & Company, Inc.	$ 51,028,000	1.6%	26	30
CRT Capital Group LLC	$ 25,174,000	0.8%	25	25
Total or Weighted Average	**$ 3,159,338,354**	**100.0%**	**29**	

Weighted Average Haircut	**5.10%**
Weighted Average Repo Rate	**0.27%**

Note: ARMOUR has signed MRAs with 23 counter-parties as of 4/18/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR
RESIDENTIAL REIT

www.armourreit.com

ARMOUR Residential REIT, Inc.
3001 Ocean Drive
Suite 201
Vero Beach, FL 32963
772-617-4340